                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        Ballistic Recovery Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        BALLISTIC RECOVERY SYSTEMS, INC.
                                300 Airport Road
                         South St. Paul, Minnesota 55075


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 20, 2001


To the holders of common stock of Ballistic Recovery Systems, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ballistic Recovery Systems, Inc. (the "Company") will be held at Fleming Field, New Terminal Building, South St. Paul, Minnesota 55075, on March 20, 2001 at 9:00am, local time, for the following purposes:

     (a)  To elect five directors of the Company;

     (b) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 15, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which is requires no additional postage if mailed in the United States).

                                   By Order of the Board of Directors


                                   /s/  Daniel Johnson
                                   -------------------------------
                                   Daniel Johnson
                                   Secretary


South St. Paul, Minnesota
January 15, 2001

                        BALLISTIC RECOVERY SYSTEMS, INC.
                                300 Airport Road
                         South St. Paul, Minnesota 55075
                                 (651) 457-7491

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 20, 2001

This Proxy Statement is furnished to stockholders of Ballistic Recovery Systems, Inc., a Minnesota corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on March 20, 2001, and at any and all adjournments thereof. Proxies in the form enclosed will be voted at the meeting, if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company.

This Proxy Statement and accompanying form of proxy are being mailed to the Company's stockholders on or about February 9, 2001. The Company's Annual Report, covering the Company's fiscal year ended September 30, 2000, is enclosed herewith but does not form any part of the materials for solicitation of proxies.

                                  VOTING RIGHTS

Only shareholders of record at the close of business on January 15, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, there were issued and outstanding 6,105,798 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date. Holders of Common Stock are not entitled to cumulate their votes for the election of directors. The presence in person or by proxy of holders of a majority of shares of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but unvoted for purposes of determining the approval of any matter submitted to a vote at the Annual Meeting. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as voted for determining the approval of such matter. If no instructions are indicated, such proxies will be voted for all of the nominees to the Board of Directors.

The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election of the Board of each of the nominees named below. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

         COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information as of January 15, 2001 (based on the Company's stock records and information provided by the individuals named), with respect to the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock, all directors and nominees to become directors, and all executive officers and directors of the Company as a group.


         Name and Address                                            Number of              Percent
         of Beneficial Owner          Title                          Shares Owned (1)       of Class
         -------------------          -----                          ----------------       --------

         Darrel D. Brandt             Director                       2,004,618(2)             30.7%
         8603 West First St.
         Cedar Falls, IA  50613

         Boris Popov                  Director                         572,721(3)              9.2%
         4099 Penfield Court S.
         Afton, MN  55001

         Thomas H. Adams, Jr.         Director                         176,241(4)              2.7%

         Robert L. Nelson             Director and Chairman             87,133(5)              1.3%

         Mark B. Thomas               Director, Chief Executive        137,333(6)              2.1%
                                      Officer, and Chief
                                      Financial Officer

         All executive officers                                      3,204,322(7)             49.0%
         and directors as a
         group (6 persons)

--------------------------------------------------------------------------------
(1) Unless otherwise indicated, all persons have sole voting power and sole investment power with respect to the shares indicated. Includes shares that may be acquired by exercise of options currently exercisable (including options becoming exercisable within 60 days of January 15, 2001.)
(2) Includes 26,250 shares issuable upon exercise of currently exercisable options.
(3) Includes 26,250 shares issuable upon exercise of currently exercisable options.
(4) Includes 75,000 shares issuable upon exercise of currently exercisable options.
(5) Includes 31,250 shares issuable upon exercise of currently exercisable options.
(6) Includes 42,500 shares issuable upon exercise of currently exercisable options.
(7) Includes 201,250 shares issuable upon exercise of currently exercisable options.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

Five directors will be elected at the 2001 Annual Meeting, each to serve until the next Annual Meeting of Shareholders and until a successor is elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the five persons named below.

The enclosed Proxy will be voted for the five nominees named below. Such nominees have indicated a willingness to serve as directors for the one-year term. In the event that any nominee becomes unavailable for any reason (which is not currently anticipated), the persons named in the enclosed Proxy have advised that they will vote for the election of such substitute nominees as the Board of Directors may propose.

The names and ages of the nominees, their principal occupations, and other information is set forth below, based upon information furnished to the Company by the nominees.


         Name                               Age               Director Since
         ----                               ---               --------------
         Boris Popov                        54                1980
         Thomas H. Adams, Jr.               64                1986
         Darrel D. Brandt                   59                1991
         Robert L. Nelson                   57                1993
         Mark B. Thomas                     38                1999

Boris Popov is the founder of the Company and holds the title of Chairman Emeritus. Mr. Popov is president of Northern Sun, Inc., a privately owned St. Paul, Minnesota based company that is engaged in aircraft equipment sales. He is also a private pilot and an ultralight aircraft instructor.

Thomas H. Adams, Jr. retired during 1996 from his position as a Northwest Airlines 747 captain flying Trans-Pacific routes. Mr. Adams is a board member of the International Aerobatics Club and an active experimental aerobatics pilot and past member of the national aerobatics team.

Darrel D. Brandt was the acting CEO for the Company from December 1991 through November 1995. Mr. Brandt is also an independent real estate developer and private investor.

Robert L. Nelson serves as the Company's Chairman of the Board. He is the president of Robert L. Nelson and Associates, a consulting firm specializing in aviation. Mr. Nelson is a private pilot and, through December 2000, was on the executive board of the Twin Cities Salvation Army. In addition he is a member of the Woodbury Economic Development Authority and an arbitrator for the NASD. Until March 1998, Mr. Nelson was president and chief operations officer of Wipaire, Inc. an aviation float manufacturer. Mr. Nelson's past experience in aviation includes positions with Cessna Aircraft Company, Rockwell Aviation Corporation, Grumman American, Grumman Corporation, Senior Vice President of lending with an aviation emphasis, and past president and founder of the National Aircraft Finance Association.

Mark B. Thomas has been the Company's President and CEO since November 1995, prior to which he was the Company's COO and CFO. Mr. Thomas is also president of Solid Kinetics Corporation, a startup company involved in military rocket applications. He is a Certified Public Accountant and his past experience includes Chief Financial Officer for an 18-station radio-broadcasting group, Accounting Manager for the wholesale division of Holiday Companies, Inc., Corporate Accounting Manager for CVN Companies, Inc., which was acquired by QVC, and Senior Auditor for a public accounting firm.

The Board of Directors met four times during fiscal 2000. All directors attended all of the meetings of the Board of Directors either in person or via teleconference.

DIRECTOR COMPENSATION

During fiscal 2000 the members of the Board received director's fees of $1,000 for each meeting attended, with the Chairman receiving $2,000 for each meeting. An aggregate of $22,000 in such fees was paid for directors' services in fiscal 2000 either in the form of cash or stock.

AUDIT COMMITTEE

Robert L. Nelson chairs the Company's audit committee and Boris Popov is also a member. The committee met separately9 once during the fiscal year with the Company's auditors and again in conjunction with one of the scheduled Board of Directors' meetings. Separate compensation of $500 per member, or $1,000 in the aggregate, was granted for service on the audit committee. The purpose of the audit committee is to meet with outside auditors prior to the beginning of fieldwork to discuss audit objectives. Following the conclusion of fieldwork, the audit committee is responsible to meet with the outside auditors to review audit findings and to review the management letter from the auditors.

DIRECTOR STOCK OPTIONS

Effective March 14, 2000, the five directors then serving were granted options to purchase in the aggregate, 80,000 shares of Common Stock, at an exercise price of $1.25 per share. The exercise price is equal to the fair market value of the Common Stock on the date of grant. The options vest immediately. The options expire five years from the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The follownig table sets forth the cash and non cash compensation earned or awarded to the chief executive officer of the Company for each of the last three fiscal years:


 Name and                           Fiscal                        Annual Compensation
 Principal Position (s)             Year             Salary               Bonus            Other
 ----------------------             ------           ------       -------------------      -----
 Mark B. Thomas                     2000             $98,555             $25,650          $1,300
 Chief Executive Officer and        1999             $88,218             $     0          $    0
 Chief Financial Officer            1998             $82,791             $     0          $    0

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table sets forth the options exercised during the last fiscal year and the fiscal year end option values for the named executive:

                   Number of Securities
                   Underlying Unexercised         Value of Unexercised
                   Options at FY-End              In-the-Money Options at FY-End
Name               Exercisable/Unexercisable      Exercisable/Unexercisable
----               -------------------------      -------------------------
Mark B. Thomas     42,500 / 40,000                $1,656 / $2,500


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no disclosures that are required for the last fiscal year.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") and, consequently, its directors, executive officers, and persons holding more than 10% of outstanding Common Stock are subject to the requirement to file reports concerning their initial ownership of Common Stock and any subsequent changes in that ownership. The Company believes that the filing requirements have been satisfied by all directors, executive officers and beneficial owners of more than 10% of the Common Stock.

                             INDEPENDENT ACCOUNTANTS

Callahan, Johnston & Associates, LLC are the independent public accountants for the Company, and are expected to be retained for fiscal 2001. A representative of Callahan, Johnston & Associates, LLC is expected to attend this year's Annual Meeting of Shareholders and have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

                              SHAREHOLDER PROPOSALS

The rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with federal proxy rules. The 2002 Annual Meeting of Shareholders for the Company is expected to be held on or about March 19, 2002 and the proxy materials in connection with that meeting are expected to be mailed on or about January 31, 2002. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before October 1, 2001.


                                  OTHER MATTERS

The Board of Directors knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed Proxy gives discretionary authority in the event that any additional matters should be presented.


                           AVAILABILITY OF FORM 10-KSB

The Company is including with this Proxy Statement its Annual Report for the year ended September 30, 2000, which includes financial information relating to the Company. You can receive a copy of the Company's annual report to the SEC on Form 10-KSB at no charge by writing to Ballistic Recovery Systems, Inc., Shareholder Relations, 300 Airport Road, South St. Paul, Minnesota 55075. SEC filings for the Company are also available at the Securities and Exchange Commission's EDGAR service through the Internet at www.sec.gov/edgarhp.htm. The Company's trading symbol is BRSI or BRSI.OB.


                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Daniel Johnson
                                   ------------------------------
                                   Daniel Johnson
                                   Secretary

Dated: January 15, 2001

                        BALLISTIC RECOVERY SYSTEMS, INC.
                                      PROXY
                 ANNUAL MEETING OF SHAREHOLDERS - MARCH 20, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert L. Nelson and Mark B. Thomas, or either of them, proxies or proxy, with full power of substitution to vote all shares of Common Stock of Ballistic Recovery Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, March 20, 2001, at 9:00 a.m. Central Time, at Fleming Field, New Terminal Building, South St. Paul, Minnesota 55075, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and upon any other matter that may properly come before the meeting or any adjournment thereof.

1.   ELECTION OF DIRECTORS:

     ______FOR all nominees,            ______WITHHOLD AUTHORITY
           listed below:                      to vote for all nominees

     Thomas H. Adams, Jr.
     Darrel D. Brandt
     Robert L. Nelson
     Boris Popov
     Mark B. Thomas
     (except as marked to the contrary below)

     INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided:__________________________________

2.   Upon such other matters as may properly come before the meeting.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director.

It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

Dated and Signed ________________, 2001.


---------------------------         ---------------------------
Signature of Shareholder(s)         Signature of Shareholder(s)

IMPORTANT: Please date and sign exactly as your name or names appear hereon. When signing as attorney, executor, trustee, guardian, or authorized officer of a corporation or partner of a partnership, please give your title as such.

                    PLEASE DO NOT FORGET TO DATE THIS PROXY.



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